1940 Act
Rule 30b2-1

VIA EDGAR

September 8, 2023

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Annuity Separate Account

File No. 811-07547, CIK 0001007009

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
The Alger Portfolios	0000832566	08/29/2023
AB Variable Products Series Fund, Inc.	0000825316	08/18/2023
American Century Variable Portfolios, Inc.	0000814680	08/23/2023
Federated Hermes Insurance Series	0000912577	08/22/2023
First Eagle Variable Fund	0001000249	09/07/2023
Franklin Templeton Variable Insurance Products Trust	0000837274	08/29/2023
Janus Aspen Series	0000906185	08/29/2023
Lazard Retirement Series, Inc.	0001033669	08/25/2023
MFS Variable Insurance Trust	0000918571	08/21/2023
Morgan Stanley Universal Funds, Inc.	0001011378	08/31/2023
Van Eck VIP Trust	0000811976	09/06/2023
Variable Insurance Products Fund	0000356494	08/22/2023
Variable Insurance Products Fund II	0000831016	08/22/2023
Variable Insurance Products Fund V	0000823535	08/22/2023

/s/	Ping Shao

Ping Shao

2VP

PHL Variable Insurance Company

Administrator for Valley Forge Life Insurance Company